Amendment dated as of February 3, 2009 (the “Amendment”) to: (i) the Security Agreement (as defined below), and (ii) the Purchase Agreement (as defined below) by and among Bonds.com Group, Inc., Bonds.com Holdings, Inc., Bonds.com, Inc. and Insight Capital Management, LLC, and the holders (the “Requisite Holders”) of at least a majority of the principal amount of the Notes (as defined below).  Any capitalized term used but not defined in this Amendment shall have the meaning given to such term in the Security Agreement.

WHEREAS, Bonds.com Group, Inc., Bonds.com Holdings, Inc., Bonds.com, Inc. and Insight Capital Management, LLC (collectively, the “Debtor”) and the parties (each a “Secured Party,” and collectively, the “Secured Parties”) listed on Exhibit A to the Secured Convertible Note and Warrant Purchase Agreement, are parties to a Secured Convertible Note and Warrant Purchase Agreement dated September 24, 2008 (the “Purchase Agreement”) pursuant to which the Secured Parties purchased the Notes (as defined in the Purchase Agreement) from the Debtor.

WHEREAS, the Debtor and the Secured Parties entered into a Security Agreement, dated September 24, 2008, pursuant to which the Debtor’s obligations to repay the Notes were secured by all of the assets of the Debtor (the “Security Agreement”).

WHEREAS, Bonds.com Group, Inc., Bonds.com Holdings, Inc., Bonds.com, Inc., Insight Capital Management, LLC, and the Requisite Holders never intended to secure the notes with the assets of Bonds.com, Inc. nor have Bonds.com, Inc guarantee the indebtedness under the Notes.

WHEREAS, Bonds.com Group, Inc., Bonds.com Holdings, Inc., Bonds.com, Inc., Insight Capital Management, LLC, and the Requisite Holders would like to amend the Security Agreement in order to remove Bonds.com, Inc. as: (i) a “Debtor” under the Security Agreement and (ii) a “Subsidiary” under the Purchase Agreement.

NOW, THEREFORE, in exchange for good and valid consideration the sufficiency of which is hereby agreed and acknowledged, pursuant to Section 12(a) of the Security Agreement and Section 7(g) of the Purchase Agreement, the undersigned, representing the Debtor and the holders of a majority of the outstanding principal amount of the Notes, agree as follows:

1.          Amendment by the Parties to the Security Agreement.  Bonds.com, Inc. shall no longer be a party to the Security Agreement and the term “Debtor” as used in the Security Agreement shall be revised to collectively mean and include the following entities: Bonds.com Group, Inc., Bonds.com Holdings, Inc. and Insight Capital Management, LLC.

2.          Amendment by the Parties to the Purchase Agreement.  Bonds.com, Inc. shall not longer be a party to the Purchase Agreement and the term “Subsidiary” as used in the Purchase Agreement shall be revised to collectively mean include the following entities: Bonds.com Holdings, Inc. and Insight Capital Management, LLC.

2.          Acknowledgment.  The Requisite Holders hereby acknowledge and agree on behalf of the holders of the Notes that as a result of this Amendment that Bonds.com, Inc. has not: (i) granted any Security Interest (as defined in the Security Agreement) to the Secured Parties in or to any of Bonds.com, Inc.’s personal property or assets (both tangible and intangible), and Debtor’s obligations to repay the Notes are solely secured by all of the assets of Bonds.com Group, Inc., Bonds.com Holdings, Inc. and Insight Capital Management, LLC, as set forth in the Security Agreement or (ii) guaranteed any of the indebtedness due under the Notes.

3.          No Other Amendments.  Except as expressly amended, modified and supplemented hereby, the provisions of the Security Agreement and Purchase Agreement are and will remain in full force and effect.

4.          Conflicts in Terms.  In the event of any conflict in terms between this Amendment and the Security Agreement or the Purchase Agreement, the terms and conditions of this Amendment shall prevail.

5.          Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Florida (without giving effect to any conflicts of laws principles there under).

6.          Descriptive Headings.  Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

7.          Counterparts.  This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

8.          Severability.  In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

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The Debtor, Bonds.com, Inc. and the Secured Parties representing the Requisite Holders have caused this Amendment to be duly executed and delivered as of the date first above written.

BONDS.COM GROUP, INC.

By:

Name:

Title:

Address:

BONDS.COM HOLDINGS, INC.

By:

Name:

Title:

Address:

BONDS.COM, INC.

By:

Name:

Title:

Address:

Signature Page to Amendment to Security Agreement and Purchase Agreement

INSIGHT CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

Address:

Signature Page to Amendment to Security Agreement and Purchase Agreement

REQUISITE HOLDERS:

By:

Name:

Title:

Address:

Facsimile Number:

Signature Page to Amendment No. 1 to Security Agreement